Exhibit 10.2
Execution Copy
AMENDMENT
TO
SECOND LIEN CREDIT AND GUARANTY AGREEMENT
          This AMENDMENT, dated as of May 26, 2006 (this “First Amendment”) is entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation (the “Company”), COVANTA HOLDING CORPORATION (formerly known as Danielson Holding Corporation), a Delaware corporation (“Holdings”), and the parties signatory hereto.
          WHEREAS, the Company and Holdings have entered into that certain SECOND LIEN CREDIT AND GUARANTY AGREEMENT, dated as of June 24, 2005 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”) entered into by and among the Company, Holdings, CERTAIN SUBSIDIARIES OF THE COMPANY, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”) and CREDIT SUISSE, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as Joint Lead Arrangers and Co-Syndication Agents, and CREDIT SUISSE, as Administrative Agent, Paying Agent and Collateral Agent.
          WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement;
          WHEREAS, the Company has requested that the Credit Agreement be amended in connection with the amendment and restatement of the First Lien Credit Agreement (as defined in the Credit Agreement), as more fully set forth herein;
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Company, Holdings the Requisite Lenders and the Administrative Agent agree as follows:
ARTICLE ONE: AMENDMENTS
          As of the First Amendment Effective Date (as defined in Article Two hereof), the Credit Agreement shall be amended as set forth in this Article One.
     1. Section 1.1 of the Credit Agreement (Definitions) is hereby amended by inserting in such Section the following definitions in their appropriate alphabetical order:
“Acquisition Holdings Contribution” as defined in Section 2.14(c).
“Holdings Tax Sharing Agreement” means the tax sharing agreement among Holdings, Company and CPIH dated as of March 10, 2004, as amended by Amendment No. 1 thereto dated as of the Closing Date, as such agreement may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted thereunder and under Section 6.14.
“Nonpublic Information” means information which has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation D.

“Platform” as defined in Section 5.1(m).
   2. The definition of “Adjusted Company Operating Cash Flow” in Section 1.1 of the Credit Agreement is hereby amended by deleting the existing clause (d) in its entirety and replacing it with the following:
(d) payments (or intercompany loans) made by Company to or on behalf of its Subsidiaries for Investments incurred in connection with intercompany loans permitted under Sections 6.1(d), (e) (other than subsections (i)(A), (i)(B) and (i)(D) thereof) and (t) or Investments incurred pursuant to Section 6.7(g), Section 6.7(j) (but in the case of Section 6.7(j)(ii), other than to the extent made with the proceeds of an Acquisition Holdings Contribution) and Section 6.7(n)(ii),
   3. The definition of “DHC Tax Sharing Agreement” in Section 1.1 of the Credit Agreement (Definitions) is hereby deleted in its entirety.
   4. The definition of “Excess Cash Flow” in Section 1.1 of the Credit Agreement (Definitions) is hereby amended by deleting the existing clause (b)(ii) in its entirety and replacing it with the following:
(ii) any payment (other than voluntary prepayments, prepayments made pursuant to Section 2.14(e), the repayment of loans under the First Lien Credit Agreement and/or Loans under this Agreement with the proceeds of loans under the First Lien Credit Agreement) of principal of Company Total Debt; and
   5. The definition of “Excess Cash Flow” in Section 1.1 of the Credit Agreement (Definitions) is hereby amended by deleting the existing clause (b)(iii) in its entirety and replacing it with the following:
(iii) (A) Investments constituting intercompany loans permitted under Sections 6.1(d), (e) (other than subsections (i)(A), (i)(B) and (i)(D) thereof) and (t), and (B) Investments incurred pursuant to Section 6.7(g), Section 6.7(j) (but only to the extent added back pursuant to the definition of Adjusted Company Operating Cash Flow) and Section 6.7(n)(ii);
   6. The definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement (Definitions) is hereby amended by deleting the existing clause (iii) in its entirety and replacing it with the following:
(iii) to the extent a Guarantor Subsidiary is acquired, Company shall have taken, or caused to be taken, as of the date such Person becomes a Guarantor Subsidiary of Company, each of the actions set forth in Sections 5.10 and/or 5.11, as applicable, unless, following a request by Company, such actions are not required by Administrative Agent;
   7. The definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement (Definitions) is hereby amended by deleting the existing clause (vi) in its entirety and replacing it with the following:

(vi) any Person or assets or division as acquired in accordance herewith shall be in the same business or lines of business in which Company and/or its Subsidiaries are engaged as of the Closing Date or in which Company and/or its Subsidiaries are expressly permitted hereunder to engage in.
   8. The definition of “Related Agreements” in Section 1.1 of the Credit Agreement (Definitions) is hereby amended by deleting in existing clause (vi) the term “DHC Tax Sharing Agreement” and replacing it with “Holdings Tax Sharing Agreement.”
   9. Section 2.14(c) of the Credit Agreement (Mandatory Prepayments: Issuance of Equity Securities) is hereby amended by deleting after clause (iv) the word “and” and replacing it with “,” and adding, immediately after existing clause (v) thereof, the following:
and (vi) cash equity contributions from Holdings to Company, the proceeds of which are used by Company or its Subsidiaries to fund Permitted Acquisitions (such contribution being an “Acquisition Holdings Contribution”))
   10. The following provision shall be added as Section 5.1(m) of the Credit Agreement (Financial Statements and Other Reports: Certification of Public Information):
(m) Certification of Public Information. Concurrently with the delivery of any document or notice required to be delivered pursuant to this Section 5.1 or otherwise delivered to any Agent, Holdings shall indicate in writing whether such document or notice contains Nonpublic Information. Any document or notice required to be delivered pursuant to this Section 5.1 or is otherwise delivered to any Agent shall be deemed to contain Nonpublic Information unless Holdings specifies otherwise. Holdings and each Lender acknowledges that certain of the Lenders may be “public-side” Lenders (Lenders that do not wish to receive material non-public information with respect to Holdings, its Subsidiaries or their securities) and, if documents or notices required to be delivered pursuant to this Section 5.1 or otherwise are being distributed through IntraLinks/IntraAgency or another relevant website (the “Platform”), any document or notice which contains Nonpublic Information (or is deemed to contain Nonpublic Information) shall not be posted on that portion of the Platform designated for such public side Lenders.
   11. Section 5.12 of the Credit Agreement (Interest Rate Protection) is hereby amended by deleting the existing section in its entirety and replacing it with the following:
No later than the earlier of (i) 90 days following the date of the issuance of the Second Lien Notes and (ii) 270 days following the Closing Date and at all times thereafter, Company shall maintain, or caused to be maintained, in effect one or more Interest Rate Agreements for a term of not less than three (3) years and otherwise in form and substance reasonably satisfactory to Administrative Agent, which Interest Rate Agreements shall effectively limit the Unadjusted Eurodollar Rate Component of the interest costs to Company with respect to an aggregate notional principal amount of not less than 50% of the aggregate principal amount of the Loans and the Term Loans under and as defined in the First Lien Credit Agreement (as in effect from time to time), to a rate reasonably acceptable to Administrative Agent.
   12. Section 6.1(d) of the Credit Agreement (Indebtedness) is hereby amended by deleting the existing provision in its entirety and replacing it with the following:
(d) (i) Indebtedness of Subsidiaries of Company to Company or any Guarantor Subsidiary, the proceeds of which are used solely to fund one or more Permitted Acquisitions, and (ii) Indebtedness of Foreign Subsidiaries of Company to Company in an amount not to exceed (A) $3,000,000 incurred in any Fiscal Year (with any unused amounts accumulating on a cumulative basis to each subsequent Fiscal Year) or (B) $15,000,000 in the aggregate at any one time outstanding which is incurred after the Closing Date (plus the principal amount of any Indebtedness repaid by a Foreign Subsidiary to Company or any Guarantor Subsidiary after the Closing Date), provided, that (1) the proceeds of such Indebtedness incurred in reliance on this clause (ii) are used to finance the development, construction or capital improvements to renewable energy or waste-to-energy Projects, and (2) no more than $2,000,000 of such Indebtedness incurred in any Fiscal Year in reliance on this clause (ii) may be incurred with respect to Projects located in jurisdictions outside of the United Kingdom or Europe, and provided, further, with regard to all Indebtedness incurred in reliance on this subsection (d) (1) no such Indebtedness may be incurred at any time that Company and its Subsidiaries are not in compliance with Section 6.8, (2) no such Indebtedness may be incurred to make capital expenditures if after giving effect to such expenditures Company and its Subsidiaries would not be in pro forma compliance with Section 6.8(d) and (3) all such intercompany Indebtedness shall be evidenced by the Intercompany Master Note;
   13. Section 6.1(j)(ii) of the Credit Agreement (Indebtedness) is hereby amended by deleting the word “Foreign”.
   14. The reference to “including” in the first parenthetical in Section 6.1(m) of the Credit Agreement shall be replaced with the word “excluding”.
   15. The following provision shall be added as Section 6.1(y) of the Credit Agreement (Indebtedness) (and the existing subsection (y) contained in Section 6.1 of the Credit Agreement shall be recaptioned as subsection (z)):
(y) Limited Recourse Debt of any Subsidiary of Company assumed in connection with a Permitted Acquisition of such Subsidiary existing at the time such Permitted Acquisition was consummated provided that such Limited Recourse Debt was not incurred in connection with or in anticipation of such Permitted Acquisition in an aggregate amount not to exceed at any time $50,000,000; and
   16. Section 6.2 of the Credit Agreement (Liens) is hereby amended by deleting clause (s) in its entirety and replacing it with the following:

(s) Liens securing Indebtedness permitted by Section 6.1(m)(i) and Section 6.1(m)(ii) and Liens secured only by the asset acquired in connection with the incurrence of such Indebtedness permitted by Section 6.1(y);
   17. Section 6.5(d) of the Credit Agreement (Restricted Junior Payments) is hereby amended by deleting the term “DHC Tax Sharing Agreement” and replacing it with “Holdings Tax Sharing Agreement.”
   18. Section 6.7(j) of the Credit Agreement (Investments) is hereby amended by adding a “(i)” at the beginning thereof and inserting the following clause (ii) in its entirety at the end thereof:
(ii) equity Investments in Subsidiaries by Company or any Subsidiary to provide such Subsidiary with equity capitalization necessary or advisable in connection with the making of Permitted Acquisitions substantially contemporaneously with such equity Investment;
   19. Section 6.9(e) of the Credit Agreement (Fundamental Changes; Disposition of Assets; Acquisitions) is hereby amended by deleting the existing provision in its entirety and replacing it with the following:
(e) (i) Permitted Acquisitions to the extent the consideration does not exceed $75,000,000 in the aggregate plus the amount of any Acquisition Holdings Contributions from the Closing Date to the date of determination and (ii) acquisitions by Company of assets contributed to it by Holdings as equity capital contributions;
   20. Section 6.12 of the Credit Agreement (Transactions with Shareholders and Affiliates) is hereby amended by deleting the term “DHC Tax Sharing Agreement” and replacing it with “Holdings Tax Sharing Agreement.”
   21. Section 10.1 of the Credit Agreement (Notices) is hereby amended by adding a “(a)” at the beginning thereof and inserting the following as clause (b) in its entirety:
(b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 if such Lender, as applicable, has notified Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. Administrative Agent or Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
          22. Each institution executing this Amendment also agrees to the terms of the limited waiver to the Intercreditor Agreement dated the date hereof, that allows for the prepayment of the Loans with the proceeds of the Delayed Draw Term Loans.
ARTICLE TWO: CONDITIONS PRECEDENT TO EFFECTIVENESS
          The provisions set forth in Article One hereof shall be effective as of the date (the “First Amendment Effective Date”) on which each of the following conditions shall have been satisfied (or waived in accordance with Section 10.5 of the Credit Agreement):
     1. The Credit Parties, the Administrative Agent and the Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages to the Administrative Agent.
     2. The Company shall have paid all fees, costs and expenses owing to the Administrative Agent and its counsel invoiced to the Company on or before the date hereof and reimbursable by the Company under the terms of the Credit Agreement.
     3. The Company shall have paid to each Lender executing this First Amendment on or prior to May 26, 2006, an amendment fee equal to 0.25% of the aggregate amount of such Lender’s outstanding Loans on the First Amendment Effective Date.
     4. The Company and requisite lenders under the First Lien Credit Agreement shall have executed and delivered an amendment and restatement of the existing First Lien Credit Agreement and a consent to the Intercreditor Agreement, in each case on terms reasonably satisfactory to the Administrative Agent.
ARTICLE THREE: REPRESENTATIONS AND WARRANTIES
     In order to induce the Agents and Lenders to enter into this First Amendment, each Credit Party represents and warrants to each Agent and each Lender, that:
     1. Representations and Warranties. As of the First Amendment Effective Date, each of the representations and warranties contained in each of the Credit Documents is true, correct and complete in all material respects to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.
     2. Corporate Power and Authority. As of the First Amendment Effective Date, each and every Credit Party has all requisite power to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this First Amendment, and to carry out the transactions contemplated hereby. The execution, delivery and performance of this First Amendment has been duly authorized by all necessary action on the part of each Credit Party that is a party to this First Amendment.

     3. No Conflict; Governmental Consents. The execution, delivery and performance by each of the Credit Parties to this First Amendment and the consummation of the transactions contemplated by this First Amendment do not and will not (a) violate any provision of any law or any governmental rule or regulation applicable to any of the Credit Parties, any Governmental Authorization, any of the Organizational Documents of Company or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on any of the Credit Parties, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Credit Party, (c) result in or require the creation or imposition of any Lien upon any of the material properties or assets of any Credit Party or any of its Subsidiaries (other than any Liens created under this First Amendment or any of the other Credit Documents in favor of Collateral Agent on behalf of the Secured Parties) or (d) require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority or any Person under any Contractual Obligation; except for such registration, consent or approval obtained by the First Amendment Effective Date and disclosed in writing to Lenders.
     4. Binding Obligation. This First Amendment has been duly executed and delivered by each Credit Party and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
     5. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.
ARTICLE FOUR: AGREEMENT, ACKNOWLEDGMENT AND CONSENT
     1. Each of the Company and the Guarantors hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this First Amendment and consents to the modifications effected pursuant to this First Amendment. Each of the Company and the Guarantors hereby: (i) confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents, the payment and performance of all Guaranteed Obligations under the Credit Agreement and Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement now or hereafter existing under or in respect of the Credit Agreement, and confirms its grants to the Collateral Agent of a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Guaranteed Obligations under the Credit Agreement and the Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement (whether at stated maturity, by acceleration or otherwise) and (ii) acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable (subject to the qualifications set forth in Section 4.6 of the Credit Agreement) and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Party hereby agrees and admits that it has no defenses to or offsets against any of its obligations to any Agent or any Lender under the Credit Documents.
     2. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments effected pursuant to this First Amendment, and (ii) nothing in the Credit Agreement, this First Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future waivers or amendments to the Credit Agreement.

ARTICLE FIVE: MISCELLANEOUS
     1. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party’s rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.
     2. Except as expressly amended hereby, the Credit Agreement and all other documents, agreements and instruments relating thereto are and shall remain unmodified and in full force and effect. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the Notes to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this First Amendment and the Credit Agreement shall be read together and construed as a single instrument.
     3. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     4. Except as specifically waived by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
     5. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.
     6. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
     7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     8. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
     [The remainder of this page is intentionally left blank.]

COVANTA ENERGY CORPORATION
By:	/s/ Timothy J. Simpson
	Name:	Timothy J. Simpson
	Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
By:	/s/ Timothy J. Simpson
	Name:	Timothy J. Simpson
	Title:	Senior Vice President, General Counsel and Secretary

CREDIT SUISSE, CAYMAN ISLANDS BRANCH as Administrative Agent and a Lender,
By:	/s/ Thomas R. Cantello
	Name:	THOMAS R. CANTELLO
	Title:	VICE PRESIDENT

By:	/s/ James Neira
	Name:	JAMES NEIRA
	Title:	ASSOCIATE

S-2

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as a Lender

By:	/s/ Bruce H. Mendelsohn

Name:	BRUCE H. MENDELSOHN
Title:	AUTHORIZED SIGNATORY

S-3

EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE
LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SENIOR
FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Harch CLO II Limited
,

as a Lender

By:	/s/ Michael E. Lewitt

Name:	Michael E. Lewitt
Title:	AUTHORIZED SIGNATORY

LANDMARK CDO LIMITED
By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir
Title:	Director

LANDMARK II CDO LIMITED
By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir
Title:	Director

LANDMARK III CDO LIMITED
By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir
Title:	Director

LANDMARK IV CDO LIMITED
By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir
Title:	Director

LANDMARK V CDO LIMITED
By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir
Title:	Director

GREYROCK CDO LTD.

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir
Title:	Director

Grand Central Asset Trust, DHV Series____________,
as a Lender

By:	/s/ Roy Hykal
Name:	ROY HYKAL
Title:	Attorney-in-fact

,
as a lender

Diversified Income Strategies Portfolio, Inc.

By:	/s/ [Illegible]

Floating Rate Income Strategies Fund, Inc.

By:	/s/ [Illegible]

Floating Rate Income Strategies Fund II, Inc.

By:	/s/ [Illegible]

SENIOR HIGH INCOME PORTFOLIO, INC.

By:	/s/ [Illegible]

DEBT STRATEGIES FUND INC.

By:	/s/ [Illegible]

MASTER SENIOR FLOATING RATE TRUST

By:	/s/ [Illegible]

Merrill Lynch Global: Invest and Series
Income Strategies Portfolio
By:	Merrill Lynch Investment Managers, L.P.
as Investment Advisor

By:	/s/ [Illegible]

Castle Garden Funding		,
as a Lender

By:	/s/ David H. Lerner
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

Credit Suisse Asset Management
Syndicated Loan Fund		,
as a Lender

By:	/s/ David H. Lerner
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

Atrium III		,
as a Lender

By:	/s/ David H. Lerner
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

Atrium IV		,
as a Lender

By:	/s/ David H. Lerner
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

CSAM Funding IV		,
as a Lender

By:	/s/ David H. Lerner
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

CSAM Funding II		,
as a Lender

By:	/s/ David H. Lerner
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

CSAM Funding I		,
as a Lender

By:	/s/ David H. Lerner
Name:	DAVID H. LERNER
Title:	AUTHORIZED SIGNATORY

Grand Central Asset Trust, PFD
Series		,
as a Lender

By:	Roy Hykal
Name:	ROY HYKAL
Title:	Attorney-in-fact

Canyun Capital CLO 2004-1 Ltd.		,
as a Lender

By:	/s/ Patrick Dooley
Name:	Patrick Dooley
Title:	Authorized signatory

By:	Canyun Capital Advisors LLC,
a Delaware Limited Liability Company,
its Collateral Manager.

Canpartners Investments IV, LLC		,

as a Lender

By:	/s/ Mitchell R. Julis

Name:	Mitchell R. Julis
Title:	Managing Director
By:	Canpartners Investments IV, LLC,
a California limited liability company

Fidelity Central Investment Portfolios LLC; High Income Central Investment Portfolio 1, as a Lender

By:	/s/ John H. Costello

Name:	John H. Costello
Title:	Assistant Treasurer

Variable Insurance Products Fund; High Income Portfolio, as a Lender

By:	/s/ John H. Costello

Name:	John H. Costello
Title:	Assistant Treasurer

Fidelity Advisor Series II; Fidelity Advisor High Income Fund, as a Lender

By:	/s/ John H. Costello

Name:	John H. Costello
Title:	Assistant Treasurer

Fidelity High Yield Bond Collective Trust, By: Fidelity Management Trust Company, as Trustee for the Fidelity Group Trust for Employee Benefit Plans, Fidelity High Yield Collective Trust, as a Lender

By:	/s/ Geoffrey W. Johnson

Name: Geoffrey W. Johnson
Title: Vice President

General Motors Investment Management Corp, By: Fidelity Management Trust Company, as Investment Manager under power of attorney, as a Lender

By:	/s/ Geoffrey W. Johnson

Name: Geoffrey W. Johnson
Title: Vice President

General Motors Trust Bank, National Association, By:
Fidelity Management Trust Company, as Investment
Manager under power of attorney,
as a Lender

By: Name:	/s/ Geoffrey W. Johnson Geoffrey W. Johnson
Title:	Vice President

Ritchie Energy Trading, Ltd.
By: Ritchie Capital Management, L.L.C.
its Sub-Investment Advisor,
as a Lender

By: Name:	/s/ John Stocchetti John Stocchetti
Title:	CFO

,
,
as a Lender

By:
Name:
Title:

OCM High Yield Plus Fund, L.P.

By: OCM High Yield Plus Fund GP, LLC
Its: General Partner

By: Oaktree Capital Management, LLC
Its: Managing Member

By:	/s/ Timothy J. Andrews Timothy J. Andrews
Managing Director

By:	/s/ Richard Ting Richard Ting
Senior Vice President

Halcyon Structured Asset Management CLO I Ltd.,
as a Lender

By: Halcyon Structured Asset Management L.P., as
Collateral Manager under the Collateral Management
Agreement dated September 23, 2005 between
Halcyon Structured Asset Management L.P. and
Halcyon Structured Asset Management CLO I Ltd.

By: Halcyon Structured Asset Management LLC, its
sole general partner

By: Name:	/s/ James W. Sykes James W. Sykes
Title:	Managing Principal

Halcyon Structured Opportunities Fund L.P., as a Lender

By: Halcyon Structured Asset Management, L.P., its Investment Manager

By:	/s/ James W. Sykes

Name:	James W. Sykes
Title:	Managing Principal

PIMCO Floating Rate Income Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar

Mohan V. Phansalkar
Managing Director

PIMCO Floating Rate Strategy Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Mohan V. Phansalkar

Mohan V. Phansalkar
Managing Director

LL PEACHTREE FUNDING LLC,
as a Lender

By:	/s/ M. Cristina Higgins

Name:	M. Cristina Higgins
Title:	Authorized Agent

TRS Plainfield LLC

as a Lender

By:	/s/ Deirdre Whorton

Name:	Deirdre Whorton
Title:	Assistant Vice President

GULF STREAM-COMPASS CLO 2003-1 LTD. By: Gulf Stream Asset Management LLC As Collateral Manager
,
as a Lender

By:	/s/ Barry K. Love

Name:	Barry K. Love
Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2002-1 LTD. By: Gulf Stream Asset Management LLC As Collateral Manager
,
as a Lender

By:	/s/ Barry K. Love

Name:	Barry K. Love
Title:	Chief Credit Officer

Harch CLO II Limited

as a Lender

By:	/s/ Michael E. Lewitt

Name:	Michael E. Lewitt
Title:	Authorized Signatory

Essex Park CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager

,
as a Lender

By:	/s/ Dean Criares

Name:	Dean Criares
Title:	Senior Managing Director

Lafayette Square CDO Ltd. for itself or as agent for Lafayette Square CDO Ltd.

as a Lender

By:	/s/ Dean Criares

Name:	Dean Criares
Title:	Senior Managing Director

Monument Park CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager

as a Lender

By:	/s/ Dean Criares

Name:	Dean Criares
Title:	Senior Managing Director

Hanover Square CLO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager

,
as a Lender

By:	/s/ Dean Criares

Name:	Dean Criares
Title:	Senior Managing Director

Union Square CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

as a Lender

By:	/s/ Dean Criares

Name:	Dean Criares
Title:	Senior Managing Director

Loan Funding VI LLC,
for itself or as agent for
Corporate Loan Funding VI LLC

as a Lender

By:	/s/ Dean Criares

Name:	Dean Criares
Title:	Senior Managing Director

AVENUE CLO III, LIMITED,
as a Lender

By:	/s/ Richard D’Addario

Name:	RICHARD D’ADDARIO
Title:	SENIOR PORTFOLIO MANAGER

AVENUE CLO FUND, LIMITED,
as a Lender

By:	/s/ Richard D’Addario

Name:	RICHARD D’ADDARIO
Title:	SENIOR PORTFOLIO MANAGER

AVENUE CLO II, LIMITED,
as a Lender

By:	/s/ Richard D’Addario

Name:	RICHARD D’ADDARIO
Title:	SENIOR PORTFOLIO MANAGER

SANDELMAN FINANCE 2006-1, LTD,
as a Lender

By:	/s/ Brad L. Jenkins

Name:	Brad L. Jenkins
Title:	Collateral Adminstrator

CEDARVIEW OPPORTUNITIES
MASTER FUND L.P.

as a Lender

By:	/s/ Burton Weinstein

Name:	Burton Weinstein
Title:	Managing Partner

Seneca Capital LP

as a Lender

By:	/s/ Nikola Duravcevic

Name:	Nikola Duravcevic
Title:	Portfolio Manager

Camulos Master Fund LP

as a Lender

By:	/s/ Richard D. Holahan, Jr.

Name:	RICHARD D. HOLAHAN, JR.
Title:	Authorized Signatory

Redwood Master Fund, Ltd.

as a Lender

By:	/s/ Jonathan Kolatch

Name:	JONATHAN KOLATCH
Title:	Director

WIND RIVER CLO I LTD.
By: McDonnell Investment Management, LLC, as Manager

as a Lender

By:	/s/ Kathleen A. Zarn

Name:	Kathleen A. Zarn
Title:	Vice President

WIND RIVER CLO II – TATE INVESTORS, LTD.
By: McDonnell Investment Management, LLC, as Manager

as a Lender

By:	/s/ Kathleen A. Zarn

Name:	Kathleen A. Zarn
Title:	Vice President

\

MCDONNELL LOAN OPPORTUNITY LTD.
By: McDonnell Investment Management, LLC,
as Investment Manager

as a Lender

By:	/s/ Kathleen A. Zarn

Name:	Kathleen A. Zarn
Title:	Vice President

Wells Capital Management for account # 12222133

as a Lender

By:	/s/ Philip Susser

Name:	Philip Susser
Title:	Managing Director

Wells Capital Management for account # 13702900

as a Lender

By:	/s/ Philip Susser

Name:	Philip Susser
Title:	Managing Director

Wells Capital Management for account # 13823100

as a Lender

By:	/s/ Philip Susser

Name:	Philip Susser
Title:	Managing Director

Wells Capital Management for account # 14945000		,

as a Lender

By:	/s/ Philip Susser
Name:	Philip Susser
Title:	Managing Director

Wells Capital Management for account # 16463700		,

as a Lender

By:	/s/ Philip Susser
Name:	Philip Susser
Title:	Managing Director

Wells Capital Management for account # 15605400
Vulcan Ventures		,

as a Lender

By:	/s/ Philip Susser
Name:	Philip Susser
Title:	Managing Director

Wells Capital Management for account # 16017000		,

as a Lender

By:	/s/ Philip Susser
Name:	Philip Susser
Title:	Managing Director

Stone Tower Credit Funding I Ltd.
By: Stone Tower Debt Advisors LLC, as its Collateral
Manager,
as a Lender

By:	/s/ Michael W Delpercio
Name:	MICHAEL W DELPERCIO
Title:	AUTHORIZED SIGNATORY

Granite Ventures I Ltd.
By: Stone Tower Debt Advisors LLC, as its Collateral
Manager,
as a Lender

By:	/s/ Michael W Delpercio
Name:	MICHAEL W DELPERCIO
Title:	AUTHORIZED SIGNATORY

Granite Ventures II Ltd.
By: Stone Tower Debt Advisors LLC, as its Collateral
Manager,
as a Lender

By:	/s/ Michael W Delpercio

Name:	MICHAEL W DELPERCIO
Title:	AUTHORIZED SIGNATORY

Stone Tower CDO II Ltd.
By: Stone Tower Debt Advisors LLC, as its Collateral
Manager,
as a Lender

By:	/s/ Michael W Delpercio

Name:	MICHAEL W DELPERCIO
Title:	AUTHORIZED SIGNATORY

Stone Tower CDO Ltd.
By: Stone Tower Debt Advisors LLC, as its Collateral
Manager,
as a Lender

By:	/s/ Michael W Delpercio

Name:	MICHAEL W DELPERCIO
Title:	AUTHORIZED SIGNATORY

Stone Tower CLO III Ltd.
By: Stone Tower Debt Advisors LLC, as its Collateral
Manager,
as a Lender

By:	/s/ Michael W Delpercio

Name:	MICHAEL W DELPERCIO
Title:	AUTHORIZED SIGNATORY

Stone Tower CLO IV Ltd.
By: Stone Tower Debt Advisors LLC, as its Collateral
Manager,
as a Lender

By:	/s/ Michael W Delpercio

Name:	MICHAEL W DELPERCIO
Title:	AUTHORIZED SIGNATORY

280 FUNDING I

By:	/s/ George Fan

Name:	GEORGE FAN
Title:	AUTHORIZED SIGNATORY

Satellite Senior Income Fund, II, LLC, as a Lender
By:	/s/ Matthew N. DesChamps
	Name:	Matthew N. DesChamps
	Title:	Chief Financial Officer

EATON VANCE FLOATING-RATE INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as a Lender
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Goldman Sachs Credit Partners, L.P. as a Lender
By:	/s/ Buck Ratchford
	Name:	Buck Ratchford
	Title:	Authorized Signatory

280 FUNDING I as a Lender
By:	/s/ George Fan
	Name:	George Fan
	Title:	Authorized Signatory

Hanover Square CLO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager as a Lender
By:	/s/ Dean Criares
	Name:	Dean Criares
	Title:	Senior Managing Director

STERLING FARMS FUNDING, INC., as a Lender
By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

Wells Capital Management for account #16896700 as a Lender
By:	/s/ Philip Susser
	Name:	Philip Susser
	Title:	Managing Director

Wells Capital Management for account # 16959700 as a Lender

By:	/s/ Philip Susser
	Name:	Philip Susser
	Title:	Managing Director